                                                                      EXHIBIT 24


                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


     The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

EXECUTED as of February 19, 1997.



/s/ Albert B. Ratner                      Co-Chairman of the Board and Director
----------------------------------        -------------------------------------
Signature                                 Title




Albert B. Ratner
---------------------------------
Name

                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3


                                POWER OF ATTORNEY


     The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

EXECUTED as of February 25,1997.



                                            Co-Chairman of the Board,
/s/ Samuel H. Miller                        Treasurer and Director
-----------------------------------         ---------------------------------
Signature                                   Title


Samuel H. Miller
-----------------------------------
Name

                           DIRECTOR AND OFFICER OF

                        FOREST CITY ENTERPRISES, INC.

                      REGISTRATION STATEMENT ON FORM S-3

                              POWER OF ATTORNEY


     The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of February 25, 1997.



/s/ Ronald A. Ratner               Executive Vice President
--------------------------         ------------------------
Signature                          Title


Ronald A. Ratner
--------------------------
Name

                                   OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY



     The undersigned Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         EXECUTED as of February 18, 1997.

                                        Senior Vice President, Chief Financial
/s/ Thomas G. Smith                     Officer and Secretary
----------------------------            ----------------------------------
Signature                               Title


Thomas G. Smith
----------------------------
Name

                                   OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


     The undersigned Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

          EXECUTED as of February 18, 1997.



/s/ Linda M. Kane                       Vice President and Corporate Controller
---------------------------------       ---------------------------------------
Signature                               Title



Linda M. Kane
--------------------------------
Name

                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


     The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of February 18, 1997.


/s/ Nathan Shafran                      Vice Chairman of the Board & Director
---------------------------------       ---------------------------------------
Signature                               Title


Nathan Shafran
--------------------------------
Name

                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3


                                POWER OF ATTORNEY


     The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         EXECUTED as of February 18, 1997.



/s/ James Ratner                        Executive Vice President and Director
---------------------------------       ---------------------------------------
Signature                               Title

James Ratner
--------------------------------
Name

                           DIRECTOR AND OFFICER OF

                        FOREST CITY ENTERPRISES, INC.

                      REGISTRATION STATEMENT ON FORM S-3

                              POWER OF ATTORNEY

     The undersigned Director and Officer of Forest City Enterprises, Inc.
an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of February 26,1997.


/s/ Charles A. Ratner           President, Chief Executive Officer and Director
-----------------------         -----------------------------------------------
Signature                       Title




Charles A. Ratner
-----------------------
Name

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


     The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of February 18, 1997.

/s/ J. Maurice Struchen                 Director
---------------------------------       --------------------------------------
Signature                               Title


J. Maurice Struchen
--------------------------------
Name

                                 DIRECTOR OF

                        FOREST CITY ENTERPRISES, INC.

                      REGISTRATION STATEMENT ON FORM S-3

                              POWER OF ATTORNEY

     The undersigned Director of Forest City Enterprises, Inc. an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


     EXECUTED as of February 24, 1997.



/s/ Michael P. Esposito, Jr.             Director
--------------------------------         -----------------------------
Signature                                Title





Michael P. Esposito, Jr.
--------------------------------
Name

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


     The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of February 18, 1997.



/s/ Jerry V. Jarrett                    Director
---------------------------------       ---------------------------------------
Signature                               Title


Jerry V. Jarrett
---------------------------------
Name

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


     The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         EXECUTED as of February 18, 1997.


/s/ Scott S. Cowen                      Director
---------------------------------       ---------------------------------------
Signature                               Title


Scott S. Cowen
---------------------------------
Name

                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


     The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         EXECUTED as of February 19, 1997.

/s/ Brian J. Ratner                    Director
---------------------------------      ---------------------------------------
Signature                              Title


Brian J. Ratner
---------------------------------
Name

                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


     The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         EXECUTED as of February 19, 1997.



/s/ Deborah Ratner Salzberg             Director
---------------------------------       ---------------------------------------
Signature                               Title



Deborah Ratner Salzberg
---------------------------------
Name